FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Kenneth D. Najour Chief Financial Officer T: 561-682-8947 E: Kenneth.Najour@AltisourceAMC.com

Altisource Asset Management Corporation Reports First Quarter 2013 Results

FREDERIKSTED, USVI May 9, 2013 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (AAMC or the Company) (OTCQX: AAMC) announced today financial and operating results for the first quarter 2013. Net loss attributable to stockholders for the quarter totaled $840,000 or $0.36 per share based on 2.3 million shares outstanding.

First quarter business performance highlights:

•
On February 21, 2013, we completed an acquisition on behalf of Altisource Residential Corporation (Residential) of a portfolio of non-performing residential mortgage loans (NPLs) having aggregate collateral market value of approximately $94.2 million.

•	On March 21, 2013, we completed an acquisition on behalf of Residential of an NPL portfolio having aggregate collateral market value of approximately $38.7 million.

•
On March 22, 2013, on behalf of Residential, we entered into a $100 million Master Repurchase Agreement to finance the acquisition and ownership of sub-performing and non-performing residential mortgage loans and REO properties by Residential.

Subsequent events
On April 5, 2013, we completed an acquisition of behalf of Residential of an NPL portfolio having aggregate collateral market value of approximately $122.1 million.

On May 1, 2013, Residential completed a follow-on equity offering of 17,250,000 shares at $18.75 per share from which Residential received net proceeds of $309.6 million.

Chairman William Erbey stated, “AAMC is off to a solid start with successfully acquiring NPL portfolios that meet Residential's investment criteria, securing financing to leverage Residential's assets and completing an accretive follow-on equity offering to further grow the non-performing loan portfolios for Residential.”

“Our recent portfolio acquisitions and financing activities for Residential are important steps in building a sustainable business,” said Chief Executive Officer Ashish Pandey.

Webcast and conference call
The Company will host a webcast and conference call on Thursday, May 9, 2013, at 11:30 A.M. Eastern Time to discuss its financial results for the first quarter 2013. The conference call will be webcast live over the internet from the Company's website at www.altisourceamc.com, click on the “Shareholder” section.

About AAMC
AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles that own real estate related assets. Its initial client is Residential, a real estate investment trust that is focused on providing affordable rental homes to families throughout the United States.  Additional information is available at www.altisourceamc.com.

Forward-looking statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management's beliefs and expectations. Forward-looking statements are based on management's beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC's ability to achieve its business and strategy and implement its business plan; AAMC's ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the "Forward-Looking Statements," "Risk Factors" and other sections of AAMC's Registration Statement on Form 10, its Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
(A development stage company)
Consolidated Statement of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended March 31, 2013	March 15, 2012 (Inception) to March 31, 2013

Net investment gains:
Net unrealized gains on mortgage loans at fair value	$1,128	$1,128
Net realized gains on mortgage loans at fair value	387	387
Total net investment gains	1,515	1,515
Expenses:
Related party mortgage loan servicing costs	392	392
Interest expense	42	42
General and administrative	2,698	2,833
Related party general and administrative	207	207
Total expenses	3,339	3,474
Net loss	(1,824)	(1,959)
Net loss attributable to noncontrolling interest in consolidated affiliate	984	1,073
Net loss attributable to common stockholders	$(840)	$(886)

Loss per share of common stock – basic:
Loss per basic share	$(0.36)
Weighted average common stock outstanding – basic	2,343,213
Loss per share of common stock – diluted:
Loss per diluted share	$(0.36)
Weighted average common stock outstanding – diluted	2,343,213

Altisource Asset Management Corporation
(A development stage company)
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2013	December 31, 2012
Assets:
Real estate owned (from consolidated VIE)	$434	$—
Mortgage loans at fair value (from consolidated VIE)	87,670	—
Cash and cash equivalents (including from consolidated VIE $21,947 and $100,005, respectively)	25,894	105,014
Related party receivables (including from consolidated VIE $1,627 and $0, respectively)	1,841	361
Deferred financing costs, net (from consolidated VIE)	1,133	—
Prepaid expenses and other assets (including from consolidated VIE $635 and $6, respectively)	1,267	440
Total assets	118,239	105,815
Liabilities:
Repurchase agreement (from consolidated VIE)	12,926	—
Accounts payable and accrued liabilities (including from consolidated VIE $954 and $46, respectively)	1,714	406
Related party payables (including from consolidated VIE $227 and $5, respectively)	328	528
Total liabilities	14,968	934
Commitments and contingencies
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; and 2,343,213 shares issued and outstanding	23	23
Additional paid-in capital	5,207	4,993
Deficit accumulated during the development stage	(886)	(46)
Total stockholders' equity	4,344	4,970
Noncontrolling interest in consolidated affiliate	98,927	99,911
Total equity	103,271	104,881
Total liabilities and equity	$118,239	$105,815

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
(A development stage company)
Consolidating Statement of Operations
Three months ended March 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Net investment gains:
Net unrealized gains on mortgage loans at fair value	$1,128	$—	$—	$1,128
Net realized gains on mortgage loans at fair value	387	—	—	387
Expense reimbursements	—	895	(895)	—
Total net investment gains	1,515	895	(895)	1,515
Expenses:
Related party mortgage loan servicing costs	392	—	—	392
Interest expense	42	—	—	42
Related party general and administrative	1,078	24	(895)	207
General and administrative	987	1,711	—	2,698
Total expenses	2,499	1,735	(895)	3,339
Net loss	(984)	(840)	—	(1,824)
Net loss attributable to noncontrolling interest in consolidated affiliate	—	—	984	984
Net loss attributable to common stockholders	$(984)	$(840)	$984	$(840)

Altisource Asset Management Corporation
(A development stage company)
Consolidating Balance Sheet
March 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate owned	$434	$—	$—	$434
Mortgage loans at fair value	87,670	—	—	87,670
Cash and cash equivalents	21,947	3,947	—	25,894
Related party receivables	1,627	626	(412)	1,841
Deferred financing costs, net	1,133	—	—	1,133
Prepaid expenses and other assets	635	632	—	1,267
Total assets	113,446	5,205	(412)	118,239
Liabilities:
Repurchase agreement	12,926	—	—	12,926
Accounts payable and accrued liabilities	954	760	—	1,714
Related party payables	639	101	(412)	328
Total liabilities	14,519	861	(412)	14,968
Commitments and contingencies
Equity:
Common stock	78	23	(78)	23
Additional paid-in capital	99,922	5,207	(99,922)	5,207
Deficit accumulated during the development stage	(1,073)	(886)	1,073	(886)
Total stockholders' equity	98,927	4,344	(98,927)	4,344
Noncontrolling interest in consolidated affiliate	—	—	98,927	98,927
Total equity	98,927	4,344	—	103,271
Total liabilities and equity	$113,446	$5,205	$(412)	$118,239

Altisource Asset Management Corporation
(A development stage company)
Consolidating Balance Sheet
December 31, 2012
(In thousands, unaudited)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Cash and cash equivalents	$100,005	$5,009	$—	$105,014
Related party receivables	—	410	(49)	361
Prepaid expenses and other assets	6	434	—	440
Total assets	100,011	5,853	(49)	105,815
Liabilities:
Accounts payable and accrued liabilities	46	360	—	406
Related party payables	54	523	(49)	528
Total liabilities	100	883	(49)	934
Commitments and contingencies
Equity:
Common stock	78	23	(78)	23
Additional paid-in capital	99,922	4,993	(99,922)	4,993
Deficit accumulated during the development stage	(89)	(46)	89	(46)
Total stockholders' equity	99,911	4,970	(99,911)	4,970
Noncontrolling interest in consolidated affiliate	—	—	99,911	99,911
Total equity	99,911	4,970	—	104,881
Total liabilities and equity	$100,011	$5,853	$(49)	$105,815